January 2021 Investor Presentation EXHIBIT 99.2

Forward-Looking / Cautionary Statements This presentation, including any oral statements made regarding the contents of this presentation, contains forward-looking statements as defined under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, that address activities that Laredo Petroleum, Inc. (together with its subsidiaries, the “Company”, “Laredo” or “LPI”) assumes, plans, expects, believes, intends, projects, indicates, enables, transforms, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events. General risks relating to Laredo include, but are not limited to, the decline in prices of oil, natural gas liquids and natural gas and the related impact to financial statements as a result of asset impairments and revisions to reserve estimates, oil production quotas or other actions that might be imposed by the Organization of Petroleum Exporting Countries and other producing countries (“OPEC+”), the outbreak of disease, such as the coronavirus (“COVID-19”) pandemic, and any related government policies and actions, changes in domestic and global production, supply and demand for commodities, including as a result of the COVID-19 pandemic and actions by OPEC+, long-term performance of wells, drilling and operating risks, the increase in service and supply costs, tariffs on steel, pipeline transportation and storage constraints in the Permian Basin, the possibility of production curtailment, hedging activities, possible impacts of litigation and regulations, the impact of the Company’s transactions, if any, with its securities from time to time, the impact of new laws and regulations, including those regarding the use of hydraulic fracturing, the impact of new environmental, health and safety requirements applicable to our business activities, the possibility of the elimination of federal income tax deductions for oil and gas exploration and development and other factors, including those and other risks described in its Annual Report on Form 10-K for the year ended December 31, 2019, Amendment No. 1 to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 and those set forth from time to time in other filings with the Securities and Exchange Commission (“SEC”). These documents are available through Laredo’s website at www.laredopetro.com under the tab “Investor Relations” or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. Any of these factors could cause Laredo’s actual results and plans to differ materially from those in the forward-looking statements. Therefore, Laredo can give no assurance that its future results will be as estimated. Any forward-looking statement speaks only as of the date on which such statement is made. Laredo does not intend to, and disclaims any obligation to, correct, update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. The SEC generally permits oil and natural gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. In this presentation, the Company may use the terms “resource potential,” “resource play,” “estimated ultimate recovery,” or “EURs,” “type curve” and “standardized measure,” each of which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. These terms refer to the Company’s internal estimates of unbooked hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. “Resource potential” is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play potentially supporting numerous drilling locations. A “resource play” is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section potentially supporting numerous drilling locations, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. “EURs” are based on the Company’s previous operating experience in a given area and publicly available information relating to the operations of producers who are conducting operations in these areas. Unbooked resource potential or “EURs” do not constitute reserves within the meaning of the Society of Petroleum Engineer’s Petroleum Resource Management System or SEC rules and do not include any proved reserves. Actual quantities of reserves that may be ultimately recovered from the Company’s interests may differ substantially from those presented herein. Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, decreases in oil, natural gas liquids and natural gas prices, well spacing, drilling and production costs, availability and cost of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals, negative revisions to reserve estimates and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. “EURs” from reserves may change significantly as development of the Company’s core assets provides additional data. In addition, the Company’s production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases. “Type curve” refers to a production profile of a well, or a particular category of wells, for a specific play and/or area. The “standardized measure” of discounted future new cash flows is calculated in accordance with SEC regulations and a discount rate of 10%. Actual results may vary considerably and should not be considered to represent the fair market value of the Company’s proved reserves. This presentation includes financial measures that are not in accordance with generally accepted accounting principles (“GAAP”), such as Adjusted EBITDA, Cash Flow and Free Cash Flow. While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For a reconciliation of such non-GAAP financial measures to the nearest comparable measure in accordance with GAAP, please see the Appendix. Unless otherwise specified, references to “average sales price” refer to average sales price excluding the effects of the Company’s derivative transactions. All amounts, dollars and percentages presented in this presentation are rounded and therefore approximate. 2

3 Laredo Petroleum: Executing Strategy to Increase Stakeholder Value 1 See Appendix for reconciliations and definitions of non-GAAP measures; 2As of 10-16-20 Acquired beginning Dec-19 Howard County - 11,299 net acres2 W. Glasscock County - 4,352 net acres2 Expand High-Margin Inventory Manage Risk  No term-debt maturities until 2025  Active hedging strategy supports cash flows  Focus on ESG best practices Optimize Assets  Peer-leading cash cost metrics  Well cost among lowest in Midland Basin  Conservative development spacing  Have acquired 16,000 net acres in Howard and W. Glasscock counties  Development transitioned to recent acquisitions  New acreage driving a capital efficiency inflection point 133,710 total net acres2Improve Oil Cut Reduce leverage Expand Margins Target Free Cash Flow1 Objectives Principles

Acquired beginning Dec-19 $0 $5 $10 $15 $20 $25 0 4,000 8,000 12,000 16,000 20,000 Dec-19 Dec-19 Feb-20 Apr-20 Oct-20 Total N e t A c q u is it io n C o s t ($ M / A c ) A c q u ir e d N e t A c re s Closing Date Acquisition Cost per Undeveloped Acre Acquisitions Add Oily, High-Margin Inventory LPI Leasehold (133,710 net acres) 4 W. Glasscock County Total Net Acres 4,352 Targets LS/UWC/MWC Locations1 40 Howard County Total Net Acres 11,299 Targets LS/UWC/MWC Locations1 105 - 140  Acquisition goal of 6,000+ net acres per year  Targeting areas with high (50%+) oil cut  Focus on contiguous Midland basin acreage that will benefit from LPI’s peer-leading operational costs and efficiencies 1Locations as of January 2021 (adjusted for 2020 completions); 2Subject to a previously disclosed potential contingency payment; 3Net purchase price includes an adjustment for acquired production Map, acreage as of 12-17-20 Acquired Net Acres Net Acquisition Cost ($M/Ac) 2 33 2

5 Howard County Development Utilizing Conservative Spacing Lower Spraberry Development spacing optimizes returns and total value based on current commodity prices and well cost UWC/MWC 880’ Spacing Upper Wolfcamp Middle Wolfcamp UWC/MWC 1,320’ Spacing LPI Leasehold 16 Wells per Section 12 Wells per Section Lower Spraberry 1,320’ Spacing 16 Wells per Section Lower Spraberry 1,320’ Spacing 12 Wells per Section Packages 3 and 4Packages 1 and 2 WC-A WC-B 150’

6 LPI Leasehold Passow-Gilbert Package Initial Howard County Results Surpassing Expectations  15-well package fully completed in early December 2020  All 11 Wolfcamp wells on production, four Lower Spraberry wells cleaning up  Package currently producing 7,200 gross BOPD; wells have yet to achieve peak production 0 2 4 6 8 10 12 0 200 400 600 800 1,000 1,200 0 5 10 15 20 25 30 # o f P ro d u c in g W e ll s i n A v g . O il P ro d u c ti o n A v g . O il P ro d u c ti o n (G ro s s B O P D p e r W e ll ) Production Days Passow-Gilbert Average Oil Production per Well (11 Wolfcamp Wells) Production data normalized to 10,000’ lateral length (average lateral length for package is 9,935’); wells are considered producing when production reaches 200 BOPD; rates are preliminary field measurements and are subject to change; data as of 1-4-2021

$482 26.6 27.0 28.4 27.1 29.0 15 20 25 30 35 $0 $100 $200 $300 $400 $500 $600 FY-19A FY-20E FY-21E O il P ro d u c ti o n ( M B O /d ) C a p it a l ($ M M ) 2021 Plan 7 Acquired Acreage Driving Future Capital Efficiency 1Capital expectations exclude non-budgeted acquisitions 2Utilizes current productivity and spacing assumptions; well cost assumptions of $5.5 MM 2021 plan focused on Howard County development Oil Production (MBO/d)Capital1 ($ MM) $0 $10 $20 $30 $40 $50 $60 0 20 40 60 80 100 120 140 160 180 Established Acreage UWC/MWC Western Glasscock County Howard County W e ll C o s t/ F ir s t- Y e a r O il P ro d u c ti o n ($ /B b l) F ir s t- Y e a r O il P ro d u c ti o n ( M B O ) First-Year Cumulative Oil Production vs Well Cost2 $340- $350 $325- $350

$788 $764 $675 $640 $540 $0 $200 $400 $600 $800 FY-17 FY-18 FY-19 1H-20 Current Estimated Cost D & C C o s t ($ /f t) 0 400 800 1,200 1,600 1Q-17 2Q-17 3Q-17 4Q-17 1Q-18 2Q-18 3Q-18 4Q-18 1Q-19 2Q-19 3Q-19 4Q-19 1Q-20 2Q-20 3Q-20 F e e t p e r D a y Drilled Feet/Day/Rig Fractured Feet/Day/Crew Maintaining Operational & Cost Advantages in Move to Howard County 8 Consistently Reducing DC&E Costs Drilling & Completions Efficiencies 1Based on internal estimates as of Dec-20 Efficiency gains maintained in move to Howard County 1

9 Howard County Sand Mine Drives Additional D&C Cost Reductions LPI Leasehold Mining Area Operated on Laredo-owned surface acreage 5+ years supply of sand Protects against sand cost inflation Reduces truck traffic by 300,000 miles per month Estimated savings of $90,0001 per well  Integrated into operations as of mid-November  Mine operated by a third party  No additional capital investment beyond surface acreage acquisition 1For Howard County completions

Innovation Through Low-Cost Digital Solutions Digital transformation enables Laredo to leverage integrated systems and modern technology to improve both decision speed & quality Fostering a digital first mindset to make our business thrive in a digital era by growing opportunities and profits and scaling efficiently Real-Time Collaboration Strengthening an open culture of innovation and technology adoption Intelligent Automation Following an agile approach for developing new capabilities that align with the Company’s principles & strategy Advancing Value- Driven Opportunities Utilizing AI and machine learning outputs to provide real-time actionable insights Innovation and Optimization Constructing a new digital framework that is both scalable and flexible 10

Intelligent Well Enhancing Production Economics 11 Intelligent Well is an Asset Operations and Management framework which adds intelligence to the well management program and ensures that the Company makes the best decision every time Well performance & economics Smart Lift Safety & environmental protection Enhanced monitoring & remote diagnostics Automated workflow F o c u s A re a s Ops and financial data co-located in data lake Reduction in decision making time Automating manual processes Utilizing data to increase return on investment 2App development empowers users in the field Proactively reducing environmental impacts

$255 $578 $361 $470 $0 $200 $400 $600 $800 FY-20 FY-21 FY-22 FY-23 FY-24 FY-25 FY-26 FY-27 FY-28 D e b t ($ M M ) Actively Managing our Balance Sheet and Debt Ratios 1See Appendix for reconciliations and definitions of non-GAAP measures 2Includes TTM Adjusted EBITDA/Consolidated EBITDAX as of 9-30-20 and net debt as of 12-4-20 3Amount shown as of 12-4-20 2.2x Net Debt to Adj. EBITDA1,2 2.5x Net Debt to Consolidated EBITDAX1,2 $31 MM Cash Balance3 12 Credit Agreement drawn3Senior unsecured notes Credit Agreement undrawn3 Repurchased $61.0 MM face value of unsecured notes for $38.1 MM  62.5% of par, average purchase price  $22.9 MM net debt reduction related to repurchase of notes  $4.5 MM annualized interest savings

$250 $300 $350 $400 $35 $40 $45 $50 $55 WTI ($/Bbl) FY-21 Cash Flow3,4 ($ MM) Active Derivatives Strategy Manages Price Risk and Supports Cash Flow 13 Oil Natural Gas NGL 1Does not include premiums paid for commodity derivatives that mature in 2021; 2Open positions as of 9-30-20; hedges executed through 12-4-20; 3 Natural gas price held flat at $3/Mcf; 4See Appendix for reconciliations and definitions of non-GAAP measures; 5Utilizes midpoint of 2021 anticipated capital expenditure range of $325 - $350 MM 8,085 7,087 5,245 0 2,000 4,000 6,000 8,000 10,000 FY-21 Hedged Product Volumes2 (MBOE) Cash Flow, Including Hedges Capital Midpoint5 Reduce expenditures to operate within cash flow Excess cash flow to reduce net debt $47.2 $86.9 $58.2 $0 $20 $40 $60 $80 $100 1Q-20 2Q-20 3Q-20 Net Cash Received from Derivatives Settlements1 in 2020 ($ MM)

0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 0 200 400 600 800 1,000 1,200 1,400 1Q-18 2Q-18 3Q-18 4Q-18 1Q-19 2Q-19 3Q-19 4Q-19 1Q-20 2Q-20 3Q-20 4Q-20 T o ta l F la re & V e n t (% o f T o ta l P ro d u c ti o n ) T o ta l F la re & V e n t (M M c f) LPI Quarterly Flare & Vent Data Flared & Vented Natural Gas Flared & Vented Natural Gas as % of Gas Production 0% 10% 20% 30% 40% Permian Flared / Vented Gas vs. Gross Gas Production1 Protecting the Environment 1Source: Rystad Energy as of 10-28-20, with data beginning as of January 2018; Peers include: APA, AXAS, BATL, BP, CDEV, COP, CPE, CVX, CXO, DVN, EOG, EPEGQ, FANG, LLEX, MRO, MTDR, OAS, OVV, OXY, PDCE, PE, PXD, QEP, REI, ROSE, RYDAF, SM, WPX, XEC and XOM 14 0.09% LPI flared gas in 4Q-20 1.5% LPI flared gas is nearly half of the peer average over the past two years Peer Wtd.-Avg.: 2.93% Basin-wide gas takeaway constraints Peer LPI

Demonstrated ESG Leadership

Environment

64%
Reduction in flared/vented gas as a percentage of total produced gas vs 2019

0.70%
Flared/vented gas as a percentage of total produced gas YTD-20

15%
STIP compensation[1] tied to environmental metrics

Inaugural sustainability report to be released 1Q-21

Social

>$230,000
Pledged & donated by Laredo employees since 2019

>$185,000
Matched by Laredo through the Company's Matching Gifts Program

>$150,000
Donated to non-profits through community matching initiatives

>$570,000
Total amount donated since 2019 to improve our local communities

Governance


55%

Board refresh in last 2 years


91%

Independent Directors


45%

Female & Minority Directors

Separated roles of Chairman and CEO October 2019

[1]Of objective criteria

LAREDO PETROLEUM

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L A R E D O P E T R O L E U M APPENDIX 16

Oil, Natural Gas & Natural Gas Liquids Hedges

Hedge Product Summary	FY-21	FY-22
Oil total volume (Bbl)	8,084,750	3,759,500
Oil wtd-avg price ($/Bbl) - Brent	$50.80	$47.05
Nat gas total volume (MMBtu)	42,522,500	3,650,000
Nat gas wtd-avg price ($/MMBtu) - HH	$2.59	$2.73
NGL total volume (Bbl)	5,245,050	

Oil	FY-21	FY-22
Brent Swaps		
Volume (Bbl)	5,037,000	3,759,500
Wtd-avg price ($/Bbl)	$49.43	$47.05
Brent Puts		
Volume (Bbl)	2,463,750	
Wtd-avg floor price ($/Bbl)	$55.00	
Brent Collars		
Volume (Bbl)	584,000	
Wtd-avg floor price ($/Bbl)	$45.00	
Wtd-avg ceiling price ($/Bbl)	$59.50	

Basis Swaps	FY-21	FY-22
Waha/HH		
Volume (MMBtu)	48,508,500	7,300,000
Wtd-avg price ($/MMBtu)	($0.51)	($0.53)

Natural Gas Liquids Swaps	FY-21	FY-22
Ethane		
Volume (Bbl)	912,500	
Wtd-avg price ($/Bbl)	$12.01	
Propane		
Volume (Bbl)	2,423,235	
Wtd-avg price ($/Bbl)	$22.90	
Normal Butane		
Volume (Bbl)	807,745	
Wtd-avg price ($/Bbl)	$25.87	
Isobutane		
Volume (Bbl)	220,460	
Wtd-avg price ($/Bbl)	$26.55	
Natural Gasoline		
Volume (Bbl)	881,110	
Wtd-avg price ($/Bbl)	$38.16	

Natural Gas Swaps	FY-21	FY-22
HH		
Volume (MMBtu)	42,522,500	3,650,000
Wtd-avg price ($/MMBtu)	$2.59	$2.73

LAREDO PETROLEUM

Note: Open positions as of 12-31-20, hedges executed through 1-6-21
Natural gas liquids consist of Mt. Belvieu purity ethane and Mt. Belvieu non-TET propane, normal butane, isobutane, and natural gasoline

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$3.61 $0 $2 $4 $6 $8 $ /B O E LOE Cash G&A Expense $10.66 $7.60 $6.38 $6.07 $4.65 $3.71 $0 $2 $4 $6 $8 $10 $12 FY-15 FY-16 FY-17 FY-18 FY-19 YTD-20 $ /B O E Demonstrated History of Expense Reduction Cash G&A Expense LOE Cost-Control Focus Improves Margins 18 1Excludes long-term incentive plan (“LTIP”) cash & non-cash compensation expenses Note: Peer results are based on 3Q-20 public filings and include: CDEV, CPE, ESTE, MTDR, PE, QEP, SM and WPX Peer Avg.: $6.05/BOE Peer-Leading Controllable Cash Costs 1 1 Peers 3Q-20 LPI

YE-19 Base Production Decline Expectations 19 86.5 60.8 49.8 42.4 37.1 33.2 0 20 40 60 80 100 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 M B O E /d Total Production Decline 27.5 15.4 11.7 9.6 8.2 7.2 0 5 10 15 20 25 30 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 M B O /d Oil Production Decline

Guidance Production: 4Q-20 FY-20 Total production (MBOE/d) 82.0 - 84.0 87.6 - 88.1 Oil production (MBO/d) 21.0 - 23.0 26.6 - 27.1 20 Average sales price realizations: (excluding derivatives) 4Q-20 Oil (% of WTI) 95% NGL (% of WTI) 26% Natural gas (% of Henry Hub) 49% Other ($ MM): 4Q-20 Net income / (expense) of purchased oil ($4.3) Net midstream income / (expense) $0.75 Operating costs & expenses ($/BOE): 4Q-20 Lease operating expenses $2.80 Production and ad valorem taxes (% of oil, NGL and natural gas revenues) 7.25% Transportation and marketing expenses $1.95 General and administrative expenses (excluding LTIP) $1.25 General and administrative expenses (LTIP cash & non-cash) $0.35 Depletion, depreciation and amortization $6.00

Commodity Prices Used for 4Q-20 Realization Guidance 21 Natural Gas: Natural Gas Liquids: Oil: Note: Pricing assumptions as of 11-2-20 WTI NYMEX Brent ICE ($/Bbl) ($/Bbl) Oct-20 $39.56 $41.55 Nov-20 $36.90 $38.99 Dec-20 $37.32 $39.50 4Q-20 Average $37.94 $40.03 C2 C3 IC4 NC4 C5+ Composite ($/Bbl) ($/Bbl) ($/Bbl) ($/Bbl) ($/Bbl) ($/Bbl) Oct-20 $9.03 $21.74 $26.89 $26.65 $36.50 $18.90 Nov-20 $9.46 $23.05 $28.78 $28.77 $34.02 $19.54 Dec-20 $9.49 $23.12 $28.58 $27.50 $34.06 $19.42 4Q-20 Average $9.33 $22.63 $28.07 $27.63 $34.87 $19.29 HH Waha ($/MMBtu) ($/MMBtu) Oct-20 $2.10 $1.29 Nov-20 $3.00 $1.60 Dec-20 $3.24 $2.96 4Q-20 Average $2.78 $1.95

22 Increased Activity Accelerates Development of Howard County DUCs 1Q-20A 2Q-20A 3Q-20A 4Q-20E FY-20E Drilling Rigs 4.0 2.4 1.0 1.0 2.1 Spuds 25 17 7 6 55 Completion Crews 1.7 0.3 0.3 1.0 0.8 Completions 28 5 0 15 48 Total Capital1 ($MM) $155 $78 $43 $64 - $74 $340 - $350 Avg. Working Interest 98% Avg. Lateral Length 9,000 1Excluding non-budgeted acquisitions

Supplemental Non-GAAP Financial Measures

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure that we define as net income or loss plus adjustments for share-settled equity-based compensation, depletion, depreciation and amortization, impairment expense, mark-to-market on derivatives, premiums paid for commodity derivatives that matured during the period, accretion expense, gains or losses on disposal of assets, interest expense, income taxes and other non-recurring income and expenses. Adjusted EBITDA provides no information regarding a company's capital structure, borrowings, interest costs, capital expenditures, working capital movement or tax position. Adjusted EBITDA does not represent funds available for future discretionary use because it excludes funds required for debt service, capital expenditures, working capital, income taxes, franchise taxes and other commitments and obligations. However, our management believes Adjusted EBITDA is useful to an investor in evaluating our operating performance because this measure: is widely used by investors in the oil and natural gas industry to measure a company's operating performance without regard to items that can vary substantially from company to company depending upon accounting methods, the book value of assets, capital structure and the method by which assets were acquired, among other factors; helps investors to more meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our capital structure from our operating structure; and is used by our management for various purposes, including as a measure of operating performance, in presentations to our board of directors and as a basis for strategic planning and forecasting. There are significant limitations to the use of Adjusted EBITDA as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss and the lack of comparability of results of operations to different companies due to the different methods of calculating Adjusted EBITDA reported by different companies. Our measurements of Adjusted EBITDA for financial reporting as compared to compliance under our debt agreements differ.

The following table presents a reconciliation of net income (loss) (GAAP) to Adjusted EBITDA (non-GAAP):

	Three months ended,			
(in thousands, unaudited)	12/31/19	3/31/20[1]	6/30/20	9/30/20
Net income (loss)	($241,721)	$74,646	($545,455)	($237,432)
Plus:				
Share-settled equity-based compensation, net	3,046	2,376	1,694	2,041
Depletion, depreciation and amortization	67,846	61,302	66,574	47,015
Impairment expense	222,999	186,699	406,448	196,088
Organizational restructuring expenses	—	—	4,200	—
Mark-to-market on derivatives:				
(Gain) loss on derivatives, net	57,562	(297,836)	90,537	45,250
Settlements received for matured derivatives, net	14,394	47,723	86,872	51,840
Settlements received for early-terminated commodity derivatives, net	—	—	—	6,340
Premiums paid for commodity derivatives that matured during the period	(1,399)	(477)	—	—
Accretion expense	1,041	1,106	1,117	1,102
(Gain) loss on disposal of assets, net	(67)	602	(152)	607
Interest expense	15,044	24,970	27,072	26,828
Loss on extinguisment of debt	—	13,320	—	—
Write-off of debt issuance costs	935	—	1,103	—
Income tax (benefit) expense	(1,776)	2,417	(7,173)	(2,398)
Adjusted EBITDA	$137,904	$116,848	$132,837	$137,281

LAREDO PETROLEUM

[1]Reflects revised and restated figures in 1Q-20 10-Q/A

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Supplemental Non-GAAP Financial Measures

Consolidated EBITDAX (Credit Agreement Calculation)

"Consolidated EBITDAX" means, for any Person for any period, the Consolidated Net Income of such Person for such period, plus each of the following, to the extent deducted in determining Consolidated Net Income without duplication, determined for such Person and its Consolidated Subsidiaries on a consolidated basis for such period: any provision for (or less any benefit from) income or franchise Taxes; interest expense (as determined under GAAP as in effect as of December 31, 2016), depreciation, depletion and amortization expense; exploration expenses; and other non-cash charges to the extent not already included in the foregoing clauses (ii), (iii) or (iv), plus the aggregate Specified EBITDAX Adjustments during such period; *provided* that the aggregate Specified EBITDAX Adjustments shall not exceed fifteen percent (15%) of the Consolidated EBITDAX for such period prior to giving effect to any Specified EBITDAX Adjustments for such period, and minus all non-cash income to the extent included in determining Consolidated Net Income. For the purposes of calculating Consolidated EBITDAX for any Rolling Period in connection with any determination of the financial ratio contained in Section 10.1(b), if during such Rolling Period, Borrower or any Consolidated Restricted Subsidiary shall have made a Material Disposition or Material Acquisition, the Consolidated EBITDAX for such Rolling Period shall be calculated after giving pro forma effect thereto as if such Material Disposition or Material Acquisition, as applicable, occurred on the first day of such Rolling Period.

For additional information, please see the Company's Fifth Amended and Restated Credit Agreement, as amended, dated May 2, 2017 as filed with Securities and Exchange Commission.

The following table presents a reconciliation of net income (loss) (GAAP) to Consolidated EBITDAX (Credit Agreement Calculation; non-GAAP):

	Three months ended,			
(in thousands, unaudited)	12/31/19	3/31/20[1]	6/30/20	9/30/20
Net income (loss)	($241,721)	$74,646	($545,455)	($237,432)
Organizational restructuring expenses	—	—	4,200	—
Loss on extinguishment of debt	—	13,320	—	—
(Gain) loss on disposal of assets, net	(67)	602	(152)	607
Consolidated Net Income (Loss)	(241,788)	88,568	(541,407)	(236,825)
Mark-to-market on derivatives:				
(Gain) loss on derivatives, net	57,562	(297,836)	90,537	45,250
Settlements received for matured derivatives, net	14,394	47,723	86,872	51,840
Settlements received for early-terminated commodity derivatives, net	—	—	—	6,340
Mark-to-market (gain) loss on derivatives, net	71,956	(250,113)	177,409	103,430
Premiums paid for commodity derivatives	(1,399)	(477)	(50,593)	—
Non-Cash Charges/Income:				
Deferred income tax expense (benefit)	(1,776)	2,417	(7,173)	(2,398)
Depletion, depreciation and amortization	67,846	61,302	66,574	47,015
Share-settled equity-based compensation, net	3,046	2,376	1,694	2,041
Accretion expense	1,041	1,106	1,117	1,102
Impairment expense	222,999	186,699	406,448	196,088
Write-off of debt issuance costs	935	—	1,103	—
Interest Expense	15,044	24,970	27,072	26,828
Consolidated EBITDAX after EBITDAX Adjustments	$137,904	$116,848	$82,244	$137,281

LAREDO PETROLEUM

[1]Reflects revised and restated figures in 1Q-20 10-Q/A

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Net Debt Net Debt, a non-GAAP financial measure, is calculated as long-term debt less cash. Management believes Net Debt is useful to management and investors in determining the Company’s leverage position since the Company has the ability, and may decide, to use a portion of its cash and cash equivalents to reduce debt. Net debt as of 12-4-20 was $1.163 B. Net debt to TTM Adjusted EBITDA Net Debt to TTM Adjusted EBITDA is calculated as net debt divided by trailing twelve-month Adjusted EBITDA. Net debt is calculated as the face value of debt, reduced by cash and cash equivalents. Net Debt to Adjusted EBITDA is used by our management for various purposes, including as a measure of operating performance, in presentations to our board of directors and as a basis for strategic planning and forecasting. See Appendix slides for a definition of Adjusted EBITDA and for a reconciliation of Net Income to Adjusted EBITDA. Net debt to TTM Consolidated EBITDAX (Credit Agreement Calculation) Net Debt to TTM Consolidated EBITDAX is calculated as net debt divided by trailing twelve-month Consolidated EBITDAX. Net debt is calculated as the face value of debt, reduced by cash and cash equivalents. Net Debt to Consolidated EBITDAX is used by the banks in our Senior Secured Credit Agreement as a measure of indebtedness and as a calculation to measure compliance with the Company’s leverage covenant. See Appendix slides for a definition of Consolidated EBITDAX and for a reconciliation of Net Income to Consolidated EBITDAX. Liquidity Calculated as the Company’s outstanding borrowings on its Senior Secured Credit Agreement, less outstanding letters of credit, plus cash and cash equivalents. Cash Flow Cash flow, a non-GAAP financial measure, represents cash flows from operating activities before changes in operating assets and liabilities, net. Free Cash Flow Free Cash Flow, a non-GAAP financial measure, represents net cash provided by operating activities before changes in operating assets and liabilities, net, less costs incurred, excluding non-budgeted acquisition costs. It does not represent funds available for future discretionary use because it excludes funds required for future debt service, capital expenditures, acquisitions, working capital, income taxes, franchise taxes and other commitments and obligations. Management believes Free Cash Flow is useful to management and investors in evaluating operating trends in our business that are affected by production, commodity prices, operating costs and other related factors. There are significant limitations to the use of Free Cash Flow as a measure of performance, including the lack of comparability due to the different methods of calculating Free Cash Flow reported by different companies. 25 Supplemental Non-GAAP Financial Measures